© 2017 MOLINA HEALTHCARE, INC. February 16, 2017 New York, New York Investor Day 2017A

© 2017 MOLINA HEALTHCARE, INC. 2 Cautionary Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation and our accompanying oral remarks contain numerous “forward-looking statements” regarding, without limitation: our 2017 financial outlook and business expectations for 2017; expected rate changes in 2017; potential efforts to repeal and replace the Affordable Care Act; potential changes in the Medicaid program, including changes in funding mechanisms or the switch to state block grants; Marketplace product and performance issues, including rate adequacy, the Marketplace risk transfer methodology in 2017, cost sharing reductions and premium subsidies, the individual mandate, the special enrollment period, potential effects of announced market exits, and pending Marketplace risk corridor litigation; our expected operational improvements and profit improvement initiatives; general changes in the health care industry; the continued growth of the Company, including continued expansion into Medicare Advantage and Long Term Services and Supports; our quality improvement initiatives; medical expense seasonality; our success in securing reprocurements of existing contracts in Illinois, Washington, Florida, Texas, and New Mexico; projected improvements in our medical care ratio and administrative costs; expected revenues from investment income; our projected effective tax rate; and various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially from those projected in each forward-looking statement. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our Annual Report on Form 10-K, as well as the risk factors and cautionary statements in our Quarterly Reports on Form 10-Q, in our Current Reports on Form 8-K, and in our other filings with the Securities and Exchange Commission and available for viewing on our website at sec.gov. Except to the extent required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

© 2017 MOLINA HEALTHCARE, INC. 3 Investor day 2017A Approx. Time Topic Speaker 12:30pm-12:35pm Opening Remarks Juan José Orellana, SVP Investor Relations 12:35pm-1:20pm Business Overview J. Mario Molina, MD, Chief Executive Officer; Terry Bayer, Chief Operating Officer 1:20pm-1:35pm Q&A 1:35pm-1:40pm Break 1:40pm-2:10pm Marketplace Joseph White, Chief Accounting Officer 2:15pm-3:00pm 2017 Outlook John Molina, Chief Financial Officer; Joseph White, Chief Accounting Officer 3:00pm-3:30pm Q&A 3:30pm End of Program Agenda

© 2017 MOLINA HEALTHCARE, INC. February 16, 2017 New York, New York Investor Day J. Mario Molina, MD President & Chief Executive Officer 2017A

© 2017 MOLINA HEALTHCARE, INC. 5 Our mission To provide quality health care to people receiving government assistance

© 2017 MOLINA HEALTHCARE, INC. 6 Our footprint today Health plan footprint includes the 5 largest Medicaid markets Total enrollment relates to membership as of December 31, 2016 Member Mix 4.2M Members Puerto Rico USVI Molina Health plans Molina Medicaid Solutions Primary Care Direct delivery Pathways by Molina 1% Medicare 60% TANF & CHIP 16% Expansion 9% ABD 13% Marketplace 1% Duals

© 2017 MOLINA HEALTHCARE, INC. 7 Strong topline growth amidst Marketplace headwinds 2016 Marketplace loss significantly impacted EBITDA Membership 1.8M 1.9M 2.6M 3.5M 4.2M 1M 2M 3M 4M 5M 2012 2013 2014 2015 2016 5.9B 6.6B 9.7B 14.2B 17.7B $0B $4B $8B $12B $16B $20B 2012 2013 2014 2015 2016 Total Revenue $115M $225M $305M $508M $399M $0M $100M $200M $300M $400M $500M $600M 2012 2013 2014 2015 2016 EBITDA Marketplace Impact

© 2017 MOLINA HEALTHCARE, INC. 8 Driving profitability  Marketplace risk transfer payments  Premium rate increases in Illinois, Ohio and Washington  Need for ongoing operational improvements  Redirection, reduce hospitalization, leverage technology, integrate behavioral health, care coordination

© 2017 MOLINA HEALTHCARE, INC. 9 Marketplace Dramatic year over year growth in enrollment Government must address these key elements that are needed to stabilize the program long term: 1. Address issues around the special enrollment period (SEP) 2. Improve the risk transfer methodology 3. Cost sharing reductions (CSRs) and premium subsidies must continue 4. The purchase of health insurance must continue to be a requirement 1Q14 1Q15 1Q16 1Q17E 266K 630K 1.0MMolina Marketplace Enrollment Growth 8K

Decisive actions with Marketplace

Our approach may affect Marketplace sales, but will also reduce our business risk


HealthCare.gov
Individuals & Families
Small Businesses
Need health insurance?
SEE IF I CAN ENROLL
SEE IF I CAN CHANGE
NEED TO SUBMIT DOCUMENTS?
SEE HOW


Molina Marketplace
Avg. Premium Increase
2015
2016
2017
-6.5%
-1.5%
+15.0%

- Increased premiums approximately 15% across all markets (range +6% to +37%)
- Premium deficiency reserve recorded in 4Q for 2017
- Evaluate 2018 Marketplace participation based on:
  - State by state performance
  - Policy and program developments
- Federal government risk corridor litigation
  - ~ $52M for 2015
  - ~$90M in 2016

10

© 2017 MOLINA HEALTHCARE, INC.

© 2017 MOLINA HEALTHCARE, INC. 11 Proposed Marketplace Rules New regulations are helpful, comments due back March 7th Source: https://federalregister.gov/d/2017-03027 Guaranteed Availability  Closes loophole that allows consumers who do not pay premiums then re-enroll in next open enrollment Open Enrollment  November 1 – December 15  Simplifies things for consumers and plans Special Enrollment Period  Tightens pre-enrollment verification to 100%  Begins June 2017  Limits ability to change metal tiers Broader Actuarial Ranges  Gold 76% – 82%  Silver 66% – 72%  Bronze 56%– 65%  No change to silver CSR

© 2017 MOLINA HEALTHCARE, INC. 12 We are improving the strength of our core business  Strengthen operational performance  1.5%-2.0% margin target now a longer term goal in light of 4Q results and political uncertainty  Appropriate documentation of medical conditions  Continue to lower hospital utilization  Continue to improve quality scores Risk-based health plan outsourcing for Medicaid, Medicare, and other government programs. Government Health Plans

© 2017 MOLINA HEALTHCARE, INC. 13 Aligning the organization for better results Our mission driven team continues to be a major strength  Reviewing how to best evolve our operating model in response to:  Company scale and maturity  Dynamic industry context  Identification of team strength, development areas, and talent  Identifying implementation priorities

An industry in transition

The government health care space is complex and changing rapidly

Members



- People aged >65 years will make up 20% of the nation's population by 2030; driving growth in Medicare enrollment.
- 61% of Long Term Services & Support paid by Medicaid.
- Mental Health Parity.

Providers



- Greater consolidation among providers seeking additional scale.
- Greater vertical integration health plan & direct delivery.

Cost Trends & Public Health



- National prescription drug spending is expected to continue growing at 7% per year for the next decade.
- U.S. becoming more vulnerable to diseases not seen in the U.S. (e.g. Zika).

State & Federal Government



- **ACA revisited**
- Spending on government healthcare rising faster than spending on social security and other programs.
- Medicaid program expected to experience enrollment and spending increases across most eligibility groups.

© 2017 MOLINA HEALTHCARE, INC.

14

© 2017 MOLINA HEALTHCARE, INC. 151. MAC Stats Data Book December 2016, US Census, CMS office of the Actuary Johnson 1965 Established Medicaid & Medicare Programs Clinton 1997 State Children’s Health Insurance Program (SCHIP) Bush 2003 Medicare Modernization Act Obama 2010 Affordable Care Act Trump 2017 … Molina responds and adapts Molina has a proven track record in responding to changes in government programs C. David Molina 1969 Obtains MPH at UCLA 1980 Medicaid focused primary care clinics founded in California 2000 Awarded first SCHIP contract 2005 Awarded Medicare Advantage Special Needs Plan contracts 2013 Medicaid Expansion, Marketplace, Dual Eligible Demonstration Programs 1984 Awarded first Medicaid HMO contract Molina Healthcare Response 123 Million Currently enrolled Medicaid & Medicare beneficiaries1 4.2 Million Medicaid & Medicare Beneficiaries enrolled with Molina

© 2017 MOLINA HEALTHCARE, INC. 16 Our toolkit for responding to industry changes & customer needs Product portfolios Risk-based health plan outsourcing for Medicaid, Medicare, and other government programs. Company owned and operated primary care clinics. Medical Services Primary Care Provider network of outcome based behavioral/mental health and social services. Medical Services Behavioral Health Government Health Plans Medicaid non-risk fee based fiscal agent services, business process outsourcing, and care and utilization management. Medicaid Health Information Management

© 2017 MOLINA HEALTHCARE, INC. 17 Demand for low-cost health insurance will continue States that have expanded Medicaid1 1. http://kkf.org/health-reform 2. http://www.cnbc.com/2016/06/13/obamacare-repeal-would-lead-to-24-million-more-people-without-health-insurance.html Puerto Rico USVI Number of Americans that currently receive their care through Medicaid Expansion and Marketplace products 24 Million2 Democratic States that have expanded Medicaid Republican States that have expanded Medicaid  Healthcare is a growing portion of federal and state budgets  Long term care needs of baby boomers  Growing cost of drugs (specialty and generic)  Current and emerging public health threats (e.g. Zika, etc.)

© 2017 MOLINA HEALTHCARE, INC. 18 Positions on Approaches for ACA Replacement Maintain Coverage for Low-Income Populations  Medicaid is a more affordable way to provide insurance  Move high-cost fee for service Medicaid services to managed care to reduce cost (e.g. long term care)  Leverage expertise & experience of MCOs in replacement planning Advantages of Managed Care  Budget certainty (capitation)  Patients with complex needs drive public healthcare spending  MCOs deliver high-quality, cost-effective care and provide a source of fiscal stability

© 2017 MOLINA HEALTHCARE, INC. 19 The Washington debate on healthcare How do we fund government sponsored health care? Government contributes to health care coverage; sometimes beneficiary also contributes. Defined Benefit VS Defined Contribution Beneficiary contributes to health care coverage; sometimes Government also contributes Beneficiary generally chooses how health care is consumed. Federal/State Governments generally choose how health care is consumed. (Entitlement Program)

© 2017 MOLINA HEALTHCARE, INC. 20 Proposed funding mechanisms for Medicaid Under current law eligible individuals have an entitlement to coverage and states are guaranteed federal matching dollars with no pre-set limit BLOCK GRANTS VS ‘PER CAPITA CAPS’ COVERAGE No Guarantee FUNDING Capped; fixed amount not based on enrollment, costs or program needs BASELINE  Fixed with pre-set growth rate  Trend factor used to determine growth rate is critical CONSIDERATIONS  Cannot adjust for enrollment during economic down-turns  Constrained to respond to cost shocks (e.g. Sovaldi, Zika) MARKET COMPS Puerto Rico’s Medicaid program pre-ACA funded by a block grant  May be Guaranteed  Fixed with pre-set growth per enrollee  Baseline (fast vs. slow growing states) & future growth rate critical  Capped; fixed amount per enrollee; not based on health care costs and needs  Can expand/contract with number of enrollees  Constrained to respond to cost shocks (e.g. Sovaldi, Zika)  Similar to current health plan PMPM funding but for States; cost control very important

© 2017 MOLINA HEALTHCARE, INC. 21 Proposed funding mechanisms for Medicaid Other plans  Cassidy Collins  Price Plan  Ryan Plan  Molina Plan

© 2017 MOLINA HEALTHCARE, INC. 22 But we are having the wrong debate Medicaid Fee-for-Service expenditures remain high… Sources: 1. CMS Medicaid Managed care Enrollment and Program Characteristics, 2014 – Published spring 2016 2. MAC Stats Data Book December 2015 62% of Medicaid spending remains in Fee-for-Service $468B72M 24% 76% 62% 38% 55M 17M $177B $291B Medicaid Enrollment 2014 Medicaid Benefit Spending 2014 Fee-for-Service Managed Care Managed care organizations and Fee-for-Service FY 2014

© 2017 MOLINA HEALTHCARE, INC. 23 Continued growth in Medicaid Managed Long Term Services & Support MLTSS provides community-based services, in-home support, senior services and long-term nursing home care. 1. Medicaid Expenditures for Long-Term Services and Supports (LTSS) in FY 2014, April 15, 2016. https://www.medicaid.gov/medicaid/ltss/downloads/ltss-expenditures-2014.pdf Puerto Rico USVI Molina MLTSS Footprint $6.6B $7.3B $8.2B $10.0B $14.5B $22.5B 2009 2010 2011 2012 2013 2014 Spending Growth in MLTSS1 $19 Billion is still in Fee-For-Service

© 2017 MOLINA HEALTHCARE, INC. 24 Molina Medicare-Medicaid Plan (MMP) footprint Puerto Rico USVI Molina Medicare-Medicaid Plans …and per capita Medicare-Medicaid spending for the dual eligible is more than 4X per capita spending for other Medicare beneficiaries.1 Sources: 1. The Diversity of Dual Eligible Beneficiaries, Kaiser Family Foundation April 2012.

© 2017 MOLINA HEALTHCARE, INC. 25 Strategic foundation driving execution 1 2 3 4 our strategic foundation Sticking to our knitting Government programs (Medicaid, Medicare, Marketplace, LTTSS) Focus on care management Administrative efficiency Care model, social determinants of health Leverage scale & lower costs Augment brand development Government program toolkit, greater member and provider connection, customer experience

© 2017 MOLINA HEALTHCARE, INC. 2017A: Molina Healthcare Investor Day February 16, 2017 New York, New York Business Review Terry Bayer Chief Operating Officer

© 2017 MOLINA HEALTHCARE, INC. 27 Our toolkit for responding to industry changes & customer needs Product portfolios Risk-based health plan outsourcing for Medicaid, Medicare, and other government programs. Company owned and operated primary care clinics. Medical Services Primary Care Provider network of outcome based behavioral/mental health and social services. Medical Services Behavioral Health Government Health Plans Medicaid non-risk fee based fiscal agent services, business process outsourcing, and care and utilization management. Medicaid Health Information Management

© 2017 MOLINA HEALTHCARE, INC. 28 Diverse $16 billion premium revenue base 1. Premium revenue as reported for the Year ending December 31, 2016 2. The Total Care transaction in New York, closed on August 1, 2016 Washington 14% Utah 3% Texas 15% Ohio 12% New Mexico 8% Illinois 4% Florida 12% California 14% Wisconsin 2% New York 1%2 Puerto Rico 4% South Carolina 2% Michigan 9% Risk-based health plan outsourcing for Medicaid, Medicare, and other government programs. Government Health Plans Premium Contribution by State1

© 2017 MOLINA HEALTHCARE, INC. Premium Revenue 29 Revenue diversification through expansion into new products Effect of Molina’s changing patient mix on revenue, by product 1. TANF includes CHIP membership, and starting in 2014, Medicaid Expansion membership $9.0B $13.2B$3.1B 2015A2014A2008A 52% Marketplace 5% TANF131% ABD Medicare 4% Duals 8% ABD $16.3B 2016A TANF1 79% TANF 18% Medicare 3% 51% Marketplace Duals 8% 9% 29% ABD Medicare 3% TANF1 ABD 54% Marketplace 1% TANF136% ABD Medicare 7% Duals 2%

Strategic foundation driving execution

MOLINA HEALTHCARE

Sticking to our Knitting
Government programs (Medicaid, Medicare, Marketplace, LTTSS)

Focus on care management
Care model, social determinants of health

Administrative efficiency
Leverage scale & lower costs

Augment brand development
Government program toolkit, greater member and provider connection, customer experience


1
2
3
4
our strategic foundation
our tactical execution
1
2
3
4

Lower medical costs

Grow higher margin business

Leverage our skills from Marketplace for Medicare

Quality

30

© 2017 MOLINA HEALTHCARE, INC.

© 2017 MOLINA HEALTHCARE, INC. 31 Lowering medical costs 1 2 3 4 our tactical execution Lower medical costs Grow higher margin business Leverage our skills from Marketplace for Medicare Quality $288.84 $300.43 $292.75 2014A 2015A 2016A PMPM Medical Costs Per member per month medical costs are about 3% lower year over year by:  Directing members to high performing networks  Reducing hospitalizations  Leveraging technology  Integrated behavioral and physical health solutions  Overall care coordination Contributing to higher margins

© 2017 MOLINA HEALTHCARE, INC. 32 Leveraging our skills for Marketplace to Medicare 1 2 3 4 our tactical execution Lower medical costs Grow higher margin business Leverage our skills from Marketplace for Medicare Quality Learning from our Marketplace product is transferable to our MA market entry initiatives  Dir ct marketing and sales  Distribution/Broker channel management  Brand awareness & development  1 out of 3 adult individuals <250% of FPL in our markets know the Molina brand name 1Q14 1Q15 1Q16 1Q17E 266K 630K 1.0M 8K Molina Marketplace Enrollment Growth

© 2017 MOLINA HEALTHCARE, INC. 2006 2007 2008 2009 2010 2012 2013 2014 2015 2016 2017 2018 33 Medicare Disciplined history of expansion 1. Additionally tested Medicare Advantage in a certain existing markets 2010 D-SNP Florida, Ohio 2006 D-SNP Start up: California, Michigan, Utah, Washington 2008 D-SNP1 New Mexico, Texas 2014: D-SNP and Duals D-SNP: Wisconsin Duals: California, Illinois, and Ohio 2015 Duals Michigan, South Carolina, Texas 2018: D-SNP and Medicare Advantage D-SNP: Idaho, South Carolina Medicare Advantage: California, Idaho, New Mexico, Virginia, and Washington

© 2017 MOLINA HEALTHCARE, INC. 34 Our Medicare business continues to grow 1. Kaiser Family Foundation, Medicare Advantage Fact Sheet, May 2016. http://kff.org/medicare/fact-sheet/medicare-advantage/ 2. http://kff.org/medicare/issue-brief/income-and-assets-of-medicare-beneficiaries-2014-2030/ $0.4B $0.5B $0.5B $0.8B $1.6B $1.8B 2011 2012 2013 2014 2015 2016 As Medicare revenues continue to grow… 69% 31% Traditional Medicare Medicare Advantage HMO 64% Local PPO 23% Regional PPO 7% PFFS 1% Other 4% Distribution of Enrollment in Medicare Private Plans, by Plan Type, 2016 50% of all Medicare beneficiaries in the U.S. had incomes below $24,1502 … the opportunity remains large Medicare Revenue 18 Million1 Number of Americans enrolled in Medicare Advantage.

© 2017 MOLINA HEALTHCARE, INC. 35 Pursuing higher margin business 1 2 3 4 our tactical execution Lower medical costs Grow higher margin business Leverage our skills from Marketplace for Medicare Quality Expanding Medicare where 2% of our members drive 22% of our medical margin Puerto Rico USVI Special Needs Plan Medicare-Medicaid Plan SNP + MMP  3 year Medicare expansion roadmap  2018 targeting 4 existing states and 1 new entry for MAPD  Focus on high-performing networks and value-based contracts  Up to 250% of the FPL Current Footprint includes 7 of the 10 largest Medicare Advantage markets1 1. Source: CMS January 2017 Medicare eligibles

© 2017 MOLINA HEALTHCARE, INC. 36 Pursuing higher margin business 1 2 3 4 our tactical execution Lower medical costs Grow higher margin business Leverage our skills from Marketplace for Medicare Quality Continuing to pursue organic LTSS opportunities $124B $131B $139B $140B $141B $146B $54B $59B $67B $68B $70B $75B $70B $72B $73B $72B $72B $71B 2008 2009 2010 2011 2012 2013 U.S. Medicaid Expenditures for LTSS1 2008-2013 1. Truven Health Analytics, Medicaid Expenditures for Long-Term Services and Supports (LTSS) in FY 2013, June 30, 2015 Total (HCBS + Institutional) HCBS Institutional What are Managed Long Term Services and Support? Enables an individual to remain in their home or a community based setting, provides services and addresses barriers to social determinants of health. Provides long term care (residential) when needed.

© 2017 MOLINA HEALTHCARE, INC. 37 Continued growth in Medicaid Managed Long Term Services & Support MLTSS provides community-based services, in-home support, senior services and long-term nursing home care. 1. Medicaid Expenditures for Long-Term Services and Supports (LTSS) in FY 2014, April 15, 2016. https://www.medicaid.gov/medicaid/ltss/downloads/ltss-expenditures-2014.pdf Puerto Rico USVI Molina MLTSS Footprint $6.6B $7.3B $8.2B $10.0B $14.5B $22.5B 2009 2010 2011 2012 2013 2014 Spending Growth in MLTSS1 $19 Billion is still in Fee-for-Service

© 2017 MOLINA HEALTHCARE, INC. 38 Augmenting brand development through quality 1 2 3 4 our tactical execution Lower medical costs Grow higher margin business Leverage our skills from Marketplace for Medicare Quality  States link reimbursement and patient assignment to quality scores  Medicare links quality scores to our premium rates  STAR ratings  HEDIS scores Why does quality matter? MI, UT NM, OH, TX, WA CA, FL, SC, WI 2016 – 2017 NCQA Overall Medicaid Quality Rankings1 NM CA FL, MI, TX, UT, WA 2017 Medicare Star Ratings 1. http://healthinsuranceratings.ncqa.org/2016/Default.aspx 2. http://healthaffairs.org/blog/2014/09/22/medicare-advantage-stars-systems-disproportionate-impact-on-ma-plans-focusing-on-low-income-populations/ NCQA Commendable Accreditation – Medicaid and Marketplace NCQA Multicultural Healthcare Distinction NCQA Commendable Accreditation – Medicaid NCQA Multicultural Healthcare Distinction NCQA Commendable Accreditation – Medicaid NCQA Accredited Accreditation – Marketplace NCQA Multicultural Healthcare Distinction NCQA Accredited Accreditation – Medicaid NCQA Multicultural Healthcare Distinction

© 2017 MOLINA HEALTHCARE, INC. 39 Q&A

© 2017 MOLINA HEALTHCARE, INC. 2017A: Molina Healthcare Investor Day February 16, 2017 New York, New York Marketplace Joseph White Chief Accounting Officer

© 2017 MOLINA HEALTHCARE, INC. 41 Cautionary Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation and our accompanying oral remarks contain numerous “forward-looking statements” regarding, without limitation: our 2017 financial outlook and business expectations for 2017; expected rate changes in 2017; potential efforts to repeal and replace the Affordable Care Act; potential changes in the Medicaid program, including changes in funding mechanisms or the switch to state block grants; Marketplace product and performance issues, including rate adequacy, the Marketplace risk transfer methodology in 2017, cost sharing reductions and premium subsidies, the individual mandate, the special enrollment period, potential effects of announced market exits, and pending Marketplace risk corridor litigation; our expected operational improvements and profit improvement initiatives; general changes in the health care industry; the continued growth of the Company, including continued expansion into Medicare Advantage and Long Term Services and Supports; our quality improvement initiatives; medical expense seasonality; our success in securing reprocurements of existing contracts in Illinois, Washington, Florida, Texas, and New Mexico; projected improvements in our medical care ratio and administrative costs; expected revenues from investment income; our projected effective tax rate; and various other matters. All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially from those projected in each forward-looking statement. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our Annual Report on Form 10-K, as well as the risk factors and cautionary statements in our Quarterly Reports on Form 10-Q, in our Current Reports on Form 8-K, and in our other filings with the Securities and Exchange Commission and available for viewing on our website at sec.gov. Except to the extent required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 42 Marketplace pretax bridge 2016 pricing to reported Note: Other includes out of periods adjustments, premium deficiency reserve and administrative costs (60.3) $60M ($110M) ($325M) $35M Risk Transfer Payments Other items including premium deficiency reserveLower than anticipated medical costs 2016 Pricing Expected pre-tax $35M $120M 2016 Reported pre-tax

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 43 Marketplace profitability Marketplace MCR including broker and exchange fees 84% 74% 93% 86% 4% 12% 11% 9%88% 86% 104% 95% 2014 2015 2016 2017 Outlook MarketPlace MCR Broker Commissions & Exchange Fees as a % of Premium Revenue Pure period MCR ~87% MCR without PDR reversal ~87%

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement Plan Year 2015 2016 2017 California 2% -8% 6% Florida -9% 0% 17% Michigan -22% -9% 3% New Mexico -11% -3% 24% Ohio -22% -6% 2% Texas -14% -7% 10% Utah -11% 0% 37% Washington -10% -12% 8% Wisconsin -11% 0% 27% 44 Marketplace rate changes In 2017 we priced 15% higher -7% -1% 15% 2015 2016 2017

© 2017 MOLINA HEALTHCARE, INC. Marketplace medical cost trend 4% 11% 19%2017 Outlook 2017 Pricing 2016 Actual 45 Please refer to the Company’s cautionary statement

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement Marketplace risk transfer % of Gross Revenue (pure period) O = Outlook $2M ($254M) ($522M ) ($708M) 29% 2014 2015 2016 2017 Pricing 2017O Risk Transfer ($2M) $254M $522M $710M $980M Net Revenue $59M $630M $1,620M $2,970M $2,660M 71% 27% 73% 81% 76% 19% 24% 29% 46

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement Scenario 1 - risk transfer calculated on premium Industry MOH Competition Premium 100 90 110 Medical Cost 80 64 96 Risk Transfer -20 20 Gross Margin 20 6 34 Relative Risk 1 -0.2 0.2 MCR before RT 80% 71% 87% MCR including RT 80% 93% 69% Difference 0% 22% -18% Percentage transferred 4% Scenario 2 - risk transfer calculated on medical cost Industry MOH Competition Premium 100 90 110 Medical Cost 80 64 96 Risk Transfer -16 16 Gross Margin 20 10 30 Relative Risk 1 -0.2 0.2 MCR before RT 80% 71% 87% MCR including RT 80% 89% 73% Difference 0% 18% -15% Percentage transferred 3% 47 Risk transfer methodology The risk transfer (RT) payment methodology encourages higher premiums RT = risk transfer

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement Marketplace risk transfer Impact of 2018 methodology RT= Risk Transfer P = Pricing O - Outlook $2M  State wide average premium multiplied by 86% Changes to the MarketPlace risk transfer methodology1 1. https://s3.amazonaws.com/public-inspection.federalregister.gov/2016- 30433.pdf 2014 2015 2016 2017P 2017O RT Savings ($0.2M) $36M $73M $99M $137M RT '18 Methodology ($1M) $219M $449M $609M $843M $980M $708M $522M $255M ($1M) 48

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 49 Marketplace risk corridor $52M  $90M  $(5M) $(2M) $(1M) 2014 2015 2016 Due from Fed Paid by Molina $ -

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 50 Higher acuity equals higher margins The risk model overcompensates for high acuity Every cohort with at least one HCC shows an MCR <=71% People with claims but no HCCs were the least profitable members M e m b e r s h i p % MCR by HCC and Year 0 HCC Has Claims 1 HCC 2 HCC 3 HCC 4 HCC 5+ HCC Total 2016 Membership 42% 11% 2% 1% 0% 0% 2016 MCR 193% 64% 64% 70% 69% 71% 78% 2016 Average 78% 78% 78% 78% 78% 78% 78% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 0% 20% 40% 60% 80% 100% 120% 140% M C R 20

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement  Pent up demand  Partial year duration risk scores Q3 2016 Measure Continuous Lapse New Total Risk Score 1.27 1.09 1.01 1.25 Direct MCR 87% 61% 144% 88% Q4 2016 Measure Continuous Lapse New Total Risk Score 1.25 1.39 0.80 1.23 Direct MCR 92% 78% 185% 95% 51 Why SEP is more expensive

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement Marketplace Non Marketplace Quarter 1 Quarter 2 Quarter 3 Quarter 4 Marketplace 0.89 0.92 1.05 1.14 Non Marketplace 1.00 0.99 0.99 1.01  0.80  0.85  0.90  0.95  1.00  1.05  1.10  1.15  1.20 Marketplace Utilization increases during the year:  Special enrollment  Attrition of healthy members  Members understanding benefits  Member cost sharing 52 Seasonality of medical expenses Seasonality calculated as the average cost of each day (specific to day of week and holiday). Adjustments were made for distribution of days and holidays in month/ year.

© 2017 MOLINA HEALTHCARE, INC. 53 Marketplace Dramatic year over year growth in enrollment Government must address these key elements that are needed to stabilize the program long term: 1. Address issues around the special enrollment period (SEP) 2. Improve the risk transfer methodology 3. Cost sharing reductions (CSRs) and premium subsidies must continue 4. The purchase of health insurance must continue to be a requirement 1Q14 1Q15 1Q16 1Q17E 266K 630K 1.0MMolina Marketplace Enrollment Growth 8K

© 2017 MOLINA HEALTHCARE, INC. 2017A: Molina Healthcare Investor Day February 16, 2017 New York, New York 2017 Outlook John C. Molina Chief Financial Officer

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 55 Keys to 2017 outlook  Secure re-procurements  Marketplace profitability  Profit improvement initiatives

2016 vs. 2017 outlook

MOLINA HEALTHCARE

Includes $30 million (approximately $0.34 per share) impact of PDR in 2016 and 2017 outlook

Please refer to the Company's cautionary statement

	2016 Actual[1]	2017 Outlook[1]	*$ Variance Fav/(UnFav)*	*% Change Fav/(UnFav)*
Premium Revenue	$16.3B	$18.4B	*$2.1B*	*13%*
Health Insurer Fee Revenue	$345M	-	*$ (345M)*	*(100%)*
Premium Tax Revenue	$465M	$460M	*$ (5M)*	*(1%)*
Service Revenue	$539M	$570M	*$31M*	*6%*
Investment Income and Other Revenue	$38M	$40M	*$2M*	*5%*
Total Revenue	**$17.7B**	**$19.5B**	***$1.8B***	***10%***
Total Medical Care Cost	**$14.8B**	**$16.3B**	***$ (1.5B)***	***(10%)***
Medical Care Ratio[3]	*90.5%*	*88.5%*	*2.0%*	*n/a*
Total Cost of Service Revenue	$485M	$520M	*$ (35M)*	*(7%)*
General & Administrative Expenses	**$1.4B**	**$1.8B**	***$ (0.4B)***	***(29%)***
G&A Ratio[4]	*7.9%*	*9.0%*	*(1.1%)*	*n/a*
Premium Tax Expense	$465M	$460M	*$5M*	*1%*
Health Insurer Fee Expense	$217M	-	*$217M*	*100%*
Depreciation and Amortization	$139M	$160M	*$ (21M)*	*(15%)*
Interest and Other Expense	$101M	$100M	*$1M*	*1%*
Income Before Taxes	$137M	$175M	*$38M*	*28%*
EBITDA[5]	$399M	$465M	*$66M*	*17%*
Effective Tax Rate	*94%*	*44%*	*50%*	*n/a*
Net Income	$8M	$100M	*$92M*	*Not meaningful*
Net Profit Margin	*- %*	*0.5%*	*0.5%*	*n/a*
Diluted EPS	$0.14	$1.72	*$1.58*	*Not meaningful*
Adjusted EPS[5]	$0.50	$2.09	*$1.59*	*318%*
Weighted Diluted Shares Outstanding	*56.3M*	*58.2M*	*1.9M*	*3%*

Notes:

1. Subtotals, totals, and other amounts may differ due to rounding.
2. All amounts are estimates; actual results may differ materially. Does not include Aetna/Humana Medicare transaction break-up fee. See our risk factors as discussed in our Form 10-K and other filings.
3. Medical care ratio represents medical care costs as a percentage of premium revenue.
4. G&A expense ratio represents general and administrative expenses as a percentage of total revenue. Net profit margin represents net income as a percentage of total revenue.
5. See following reconciliations of GAAP financial measures to non-GAAP financial measures

© 2017 MOLINA HEALTHCARE, INC.

56

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 57 2017 outlook – Marketplace and non-Marketplace Outlook 4Q2017 Normalize Seasonality Run rate 4Q2017 Outlook If we normalize the non-marketplace fourth quarter for seasonality we expect to be at a 1.4% by the end of 2017 Non Marketplace 4Q Net Profit Margin 1.1% 1.4% 0.3% Non MP Marketplace 2017 Guidance Premium Revenue $15.7B $2.7B $18.4B Health Insurer Fee Revenue - - - Premium Tax Revenue $423M $37M $460M Service Revenue $570M - $570M Investment Income and Other Revenue $40M - $40M Total Revenue $16.8B $2.7B $19.5B Total Medical Care Cost $14.0B $2.3B $16.3B Medical Care Ratio 89.0% 86.0% 88.5% Total Cost of Service Revenue $520M - $520M General & Administrative Expenses $1.3B $0.5B $1.8B G&A Ratio 7.8% 18.0% 9.0% Premium Tax Expense $423M $37M $460M Health Insurer Fee Expense - - - Depreciation and Amortization $160M - $160M Interest and Other Expense $100M - $100M Income Before Taxes $290M ($115M) $175M Effective Tax Rate 44% 44% 44% Net Income $164M ($64M) $100M Net Profit Margin 1.0% (2.3%) 0.5%

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 58 Bridge 2016 actuals to 2017 outlook Net profit margin Notes: Numbers may not add due to rounding. 0.0% 0.5% (0.5%) 0.4% 0.4% (0.1%) 1.5% Marketplace  Enrollment  Growth Marketplace  Rates Net of  Trend 2017 Outlook Admin Non Marketplace  Medical Cost Trends  and Initiatives Non  Marketplace  Rates Other (1.1%) (0.6%) 2016 Actual

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 59 Marketplace 2016 actuals to 2017 outlook Medical cost ratio percent Note: Numbers may not add up due to rounding 93% 0% 0% 0% 0% 0% 86% 0.1% 16% 1.6% 2.5% 3.1% 4.5% 7% (8%) (3%) (19%) Other Medical Cost Trend 19% Risk Transfer 27% of premium Out of Period Rate Increase 15% 2016 Actual MCR 2017 Outlook MCR

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 92.9% 86.0% 2016 2017 Outlook Marketplace 90.3% 89.0% 2016 2017 Outlook Non Marketplace 90.5% 88.5% 2016 2017 Outlook Consolidated 60 MCR year over year change Notes: Numbers may not add up due rounding  Rate increases  Profit improvement initiatives  Increased pricing  HIF moratorium  PDR  2016 Prior period adjustments Pure period MCR ~87% MCR without PDR reversal ~87%

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 61 Medicaid rate changes Notes:: Rate changes are net Excludes risk adjustments Eff. Date Effective Rate Change Status CA Jul-17 (4.0%) Estimate FL Oct-17 3.0% Estimate IL Jan-17 5.0% Draft MI Jan-17 (0.4%) Final NM Jan-17 (1.0%) Final NY Apr-17 1.0% Estimate OH Jan-17 4.0% Final PR Jan-17 2.0% Draft SC Jul-17 1.0% Estimate TX Sep-17 1.0% Estimate UT Jan-17 4.5% Final WA Jan-17 4.0% Final WI Jan-17 3.0% Draft

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement Quarter 1 Quarter 2 Quarter 3 Quarter 4 Marketplace 0.89 0.92 1.05 1.14 Non Marketplace 1.00 0.99 0.99 1.01  0.80  0.85  0.90  0.95  1.00  1.05  1.10  1.15 1.20 Marketplace Non Marketplace 62 Seasonality Seasonality calculated as the average cost of each day (specific to day of week and holiday). Adjustments were made for distribution of days and holidays in month/ year. Seasonality of medical costs 30% 50% 20% 0% 1Q 2017 Outlook 2Q 2017 Outlook 3Q 2017 Outlook 4Q 2017 Outlook Seasonality of earnings

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 63 G&A ratio – Marketplace impact Exchange fees and broker commissions 7.9% 8.1% 7.9% 9.0% 7.9% 7.5% 6.9% 8.0% 2014 Actual 2015 Actual 2016 Actual 2017 Outlook Impact of Marketplace Exchange Fees and Broker Commissions G&A Ratio Net of Marketplace Exchange Fees and Broker Commissions

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 64 G&A bridge - actual to outlook 7.9% 0 0 0 0 9.0% 0.1% (2.2%) 1.6% 2.5% 3.1% 0.2% 0.4% 0.3% 0.2% G&A Guidance 2017 Marketplace G&A Bonus not recorded 2016 Systems and Infrastructure Investment Impact of HIF Moratorium G&A Reported 2016

© 2017 MOLINA HEALTHCARE, INC. 65 Investment income Investment income is projected at $37M, $4.3M or 12% up from 2016 Actual, $4.6M is due to rate increase offset by ($0.3M) due to lower cash balance. Note: Numbers may be off due to rounding $33M  $37M  2016 Actual 2017 Outlook Outlook Assumptions: (1) Fed rate increase 25 bps in December 2016 (2) Fed rate increase 25 bps in September 2017 Investment income increases $5M for every 25bps fed rate increment effective 1/1/17. $37M  $42M  $47M  $52M  0.25% 0.50% 0.75% 1.00% Investment Income Sensitivity Please refer to the Company’s cautionary statement

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 66 Tax rate update Tax Rate Bridge 94% 0 0 44% 2016 Actual HIF Moratorium Other 2017 Outlook (55%) 5%

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 67 Financial Policy Long term focused:  No planned share repurchase or dividends  $500M revolving credit facility  Disciplined strategic approach to acquisitions

© 2017 MOLINA HEALTHCARE, INC. 68 Q&A

© 2017 MOLINA HEALTHCARE, INC. 69 Supplemental

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement Re-procurement and new business Subject to change February 2017 June 2017 August 2017 September 2017 November 2017 State WA TX IL FL TX PR NM Program Type North Central Region CHIP Medicaid Medicaid/LTC Star+ PLUS TANF, CHIP Medicaid Upcoming Bids – New Business Re-procurement of Existing Market January 2017 February 2017 May 2017 December 2017 State TX MS VA NC Program Type IDD Medicaid Medicaid/ TANF Medicaid/ TANF 70

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 53.0M 54.0M 55.0M 56.0M 57.0M 58.0M 59.0M 60.0M 61.0M 62.0M 63.0M 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 Share Dilution Based on Stock Price Denominator for BASIC EPS Dilutive effect of employee stock options & stock grants Shares dilution due to Convert and Warrant 71 Share count sensitivity For every $1 changed in share price, our diluted shares changes by approximately 250K Note: Share counts are the same if stock price drops below $53/share Outlook assumes $60 share price and 58.2M weighted average shares outstanding

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 72 Revenue by line of program Notes: Numbers may not add due to rounding. $16.3B  $5.4B  $4.7B  $2.9B  $1.5B  $1.3B  $0.5B  $18.4B  $5.7B  $5.0B  $3.2B  $2.7B  $1.3B  $0.6B  CON TANF ABD Medicaid Expansion Marketplace MMP Integrated Dual Medicare 2016 Actual 2017 Outlook

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 73 Medical care ratio by program Notes: Numbers may not add due to rounding. 91% 92% 92% 86% 93% 88% 95% 89% 89% 91% 83% 86% 91% 93% CON TANF ABD Medicaid Expansion Marketplace MMP Integrated Dual Medicare 2016 Actual 2017 Outlook

© 2017 MOLINA HEALTHCARE, INC. Please refer to the Company’s cautionary statement 74 Reconciliation of non-GAAP financial measures Note: 1. Computation based on 56.3M and 58.2M diluted weighted average shares outstanding for 2016 and 2017 respectively. 2. Income tax effect calculated at the statutory tax rate of 37%. Per share 1 2016 Actual 2017 Outlook Net Income $0.14 $1.72 Adjustments: Amortization of intangible assets $0.57 $0.59 Income tax effect 2 ($0.21) ($0.22) Amortization of intangible assets, net of tax effect $0.36 $0.37 Adjusted net income $0.50 $2.09 2016 Actual 2017 Outlook Net Income $8M $100M Adjustments: Depreciation, and amortization of intangibles assets and capitalized software $161M $190M Interest expense $101M $100M Income tax expense $129M $75M EBITDA $399M $465M